UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
 (Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 13, 2017

Griffin-American Healthcare REIT IV, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-55775	47-2887436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18191 Von Karman Avenue, Suite 300 Irvine, California		92612
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (949) 270-9200
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

INFORMATION TO BE INCLUDED IN THE REPORT

We previously filed a Current Report on Form 8-K, or the Form 8-K, on March 17, 2017, reporting our acquisition of Reno Medical Office Building, or Reno MOB, as described in the Form 8-K. We are filing this Current Report on Form 8-K/A, Amendment No. 1, to provide the financial information required by Item 9.01.

On March 13, 2017, we acquired Reno MOB from Arlington Medical Properties, LLC, an unaffiliated third party, for $66,250,000, plus closing costs. We financed the purchase of Reno MOB using cash on hand and borrowings under our revolving line of credit with Bank of America, N.A. and KeyBank, National Association. In connection with the acquisition of Reno MOB, we paid to Griffin-American Healthcare REIT IV Advisor, LLC, our advisor, a base acquisition fee of approximately $1,491,000, or 2.25% of the contract purchase price of Reno MOB. Additionally, as described more fully in the prospectus for our initial public offering, we have accrued for a contingent advisor payment of approximately $1,491,000, or 2.25% of the contract purchase price of the property, which shall be paid to our advisor, subject to the satisfaction of certain conditions.

Reno MOB is a six-story medical office building located in Reno, Nevada that consists of approximately 191,000 square feet and is currently 100% leased to seven tenants, the largest of which is Prime Healthcare Services – Reno, LLC. Medical services provided at Reno MOB include wellness services, physical therapy, obstetrics and gynecology, oncology, radiology, women’s health, neurology, bariatrics and internal medicine.

In evaluating Reno MOB as a potential acquisition and determining the appropriate amount of consideration to be paid, we considered a variety of factors including the overall valuation based on net operating income, location, demographics, quality of the tenants, length of leases, price per square foot, occupancy and the fact that the overall rental rate at the property is comparable to market rates.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The Audited Statement of Revenues and Certain Expenses of Reno MOB For The Year Ended December 31, 2016 is filed herewith as Exhibit 99.1. The Consent of Independent Audit Firm, KMJ Corbin & Company LLP, dated May 8, 2017, is attached as Exhibit 23.1.

(b) Pro forma financial information.

The Unaudited Pro Forma Consolidated Statement of Operations of Griffin-American Healthcare REIT IV, Inc. For the Year Ended December 31, 2016 is filed herewith as Exhibit 99.2.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Independent Audit Firm, KMJ Corbin & Company LLP, dated May 8, 2017
99.1	Audited Statement of Revenues and Certain Expenses of Reno MOB For The Year Ended December 31, 2016
99.2	Unaudited Pro Forma Consolidated Statement of Operations of Griffin-American Healthcare REIT IV, Inc. For the Year Ended December 31, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Griffin-American Healthcare REIT IV, Inc.

May 8, 2017	By: /s/ Jeffrey T. Hanson
Name: Jeffrey T. Hanson
Title: Chief Executive Officer

Exhibit Index

Exhibit No.	Description

23.1	Consent of Independent Audit Firm, KMJ Corbin & Company LLP, dated May 8, 2017
99.1	Audited Statement of Revenues and Certain Expenses of Reno MOB For The Year Ended December 31, 2016
99.2	Unaudited Pro Forma Consolidated Statement of Operations of Griffin-American Healthcare REIT IV, Inc. For the Year Ended December 31, 2016